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JOINT FILING STATEMENT                                             EXHIBIT 99.1

     Each of the undersigned agrees that (i) the statement of Schedule 13D relating to the Common Units of Pacific Energy Partners, L.P. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them,
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 to apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

August 19, 2002

                                      PACIFIC ENERGY GP, INC.

                                      By: /s/ IRVIN TOOLE, JR.
                                          -------------------------------------
                                          Irvin Toole, Jr.
                                          President and Chief Executive Officer


                                      PPS HOLDING COMPANY

                                      By: /s/ DOUGLAS L. POLSON
                                          -------------------------------------
                                          Douglas L. Polson
                                          President


                                      THE ANSCHUTZ CORPORATION

                                      By: /s/ DOUGLAS L. POLSON
                                          -------------------------------------
                                          Douglas L. Polson
                                          Vice President


                                      ANSCHUTZ COMPANY

                                      By: /s/ DOUGLAS L. POLSON
                                          -------------------------------------
                                          Douglas L. Polson
                                          Vice President


                                      PHILIP F. ANSCHUTZ

                                      By: /s/ PHILIP F. ANSCHUTZ
                                          -------------------------------------